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                                                                    EXHIBIT 99.2

                    NOTICE OF GUARANTEED DELIVERY FOR TENDER
              OF 6 5/8% ORIGINAL DEBENTURES DUE FEBRUARY 15, 2038
                             OF THE BOEING COMPANY

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 6 5/8% Debentures due February 15, 2038 (the "Original Debentures") are not immediately available, (ii) Original Debentures, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus defined below), or
(iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Original Debentures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Debentures pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Debentures (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

     The Exchange Agent for the Exchange Offer Is:

                        THE CHASE MANHATTAN BANK

   By Mail, Hand or Overnight Delivery:                 By Facsimile
          The Chase Manhattan Bank                      Transmission:
               55 Water Street                          (For Eligible
          Room 234, North Building                    Institutions Only)
          New York, New York 10041
          Attention: Carlos Esteves                     (212) 638-7375
                                                     Confirm by Telephone:
                                                 Carlos Esteves (212) 638-0828

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to The Boeing Company, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated May   , 1998 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Debentures set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Original Debentures."

Aggregate Principal Amount
                           -----------------------------------------------------

Name(s) of Registered Holder(s):
                                 -----------------------------------------------

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Amount Tendered: $                                                             *
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Certificate No.(s) (if available):
                                   ---------------------------------------------

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(Total Principal Amount Represented by Original Debentures Certificate(s))

$
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If Original Debentures will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                    ------------------------------------------------------------
Date:
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* Must be in integral multiples of $1,000 in aggregate principal amount.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

x
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x
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             SIGNATURE(S) OF OWNER(S) OR DATE AUTHORIZED SIGNATORY

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                         AREA CODE AND TELEPHONE NUMBER

Must be signed by the holder(s) of the Original Debentures as their name(s) appear(s) on certificates for Original Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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